CONTEXT CAPITAL FUNDS (THE "TRUST")

Supplement dated July 29, 2015 to the Statement of Additional Information (“SAI”) dated May 1, 2015 as supplemented May 18, 2015, and July 9, 2015

Effective July 17, 2015, the Board of Trustees (“The Board”) approved the engagement and appointment of Drinker Biddle & Reath, LLP as legal counsel to the Trust. Accordingly, the first paragraph on Page 52 of the SAI is hereby deleted in its entirety and replaced with the following:

Legal Counsel. Drinker Biddle & Reath, LLP, One Logan Square, Philadelphia, PA 19103, serves as legal counsel to the Trust.

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For more information, please contact a Fund customer service representative toll free at 855-612-2257.

PLEASE RETAIN FOR FUTURE REFERENCE.